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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 21, 2002


                             MEDIQUIK SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

               0-27123                                   74-2876711
        (Commission File Number)               (IRS Employer Identification No.)

       4299 SAN FELIPE, SUITE 300
             HOUSTON, TEXAS                                77027
(Address of Principal Executive Offices)                 (Zip Code)


                                 (832) 200-7000
              (Registrant's Telephone Number, Including Area Code)






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ITEM   5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 21, 2002, MediQuik Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the resolution of certain litigation with the Bayer Corporation.

ITEM 7.     EXHIBITS.

The following documents are filed as an Exhibit to this report:

99.1     Company press release dated May 21, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       MEDIQUIK SERVICES, INC.

Date:   May 21, 2002                   By: /s/ Robert B. Teague
                                           ------------------------------------
                                           Robert B. Teague
                                           Chief Executive Officer and Chairman
                                           of the Board of Directors




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                                 EXHIBIT INDEX


99.1        Company press release dated May 21, 2002.